UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2014

ENDURANCE EXPLORATION GROUP, INC.

 (Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 27th and 28th, 2014, Endurance Exploration Group, Inc. ("Endurance" or the “Company”) conducted a remotely operated vehicle (“ROV”) inspection of a shipwreck located in the search area of the Company’s project code named “Sailfish.”

Based upon that inspection, Endurance wishes to announce the successful location and identification of a wreck site believed to be that of the S.S. Connaught.   The S.S. Connaught is a vessel that caught fire during a storm and sank on October 8, 1860.  The ship’s 467 passengers and 124 crew were all saved by the brig Minnie Shiffer, representing one of the most successful at sea rescues in history.  The New York Times reported the event on October 10, 1860 and that report included the following:  “The S.S. Connaught has £10,000 in gold on board, government money, taken at St. Johns, which was lost with the ship.”

Endurance has filed a complaint in U.S. Federal Court for the Middle District of Florida requesting, pursuant to admiralty law, that the shipwreck be arrested, that Endurance be appointed substitute custodian of the shipwreck and that Endurance be awarded a salvage claim or title to the shipwreck and its cargo and, if such rights are granted, Endurance intends to return to the site in the Spring or Summer of 2015 to conduct a recovery operation estimated to take 60 days.

Endurance has issued a press release containing additional details regarding this discovery, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by this reference.

Additional information, including video and sonar imagery will be posted to the Company’s website and Facebook page.

www.eexpl.com

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “will,” or “plans” to be uncertain and forward looking.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated.  The information contained in this release is as of October 2, 2014.  Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

Newspaper depiction of SS Connaught at her launch.

THE ILLUSTRATED LONDON NEWS
425

LAUNCH OF THE OCEAN MAIL COMPANY'S STEAM-SHIP "CONNAUGHT," AT JARROW, ON THE TYNE.—SEE PRECEDING PAGE.

MAY 5, [illegible]

Newspaper depiction of SS Connaught under steam.

ATLANTIC-ROYAL MAIL
CONNAUGHT

THE STEAMSHIP "CONNAUGHT," BURNED AT SEA, OCTOBER 7, 1860.

Side Scan Sonar image of wreck site believed to be SS Connaught captured by Endurance Exploration Group in Summer of 2013.

Ghostly images of paddle wheel believed to belong to SS Connaught captured by Endurance Exploration Group September 28, 2014.

Ghostly images of paddle wheel believed to belong to SS Connaught captured by Endurance Exploration Group September 28, 2014.

Image of 154 year old whiskey bottles in debris field of SS Connaught captured by Endurance Exploration Group September 28, 2014.

154 year old artifacts in debris field of SS Connaught captured by Endurance Exploration Group September 28, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

99.1  Press Release issued on October 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: October 3, 2014	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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